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Exhibit 10.2

CONTRIBUTION AGREEMENT

        This Contribution Agreement, dated as of March 16, 2004 (this "Agreement"), is made by and among Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("MFOC"), each of the subsidiaries of MFOC identified on the signature pages hereto (collectively, the "MFOC Subsidiaries"), Mrs. Fields Famous Brands, LLC, a Delaware limited liability company ("MFFB"), and each of the subsidiaries of MFFB identified on the signature pages hereto (collectively, the "MFFB Subsidiaries").

W I T N E S S E T H:

        WHEREAS, MFOC formed MFFB as a single-member limited liability company in accordance with the Delaware Limited Liability Company Act on February 4, 2004;

        WHEREAS, MFFB subsequently formed each of the MFFB Subsidiaries in accordance with the Delaware Limited Liability Company Act on February 4, 2004; and

        WHEREAS, in accordance with the terms and subject to the conditions set forth in this Agreement, effective as of the date of this Agreement (the "Contribution Date"), MFOC and the MFOC Subsidiaries desire to contribute all of the assets related to their franchising, licensing, gifts, manufacturing and retail food sales business segments to MFFB and the MFFB Subsidiaries and MFFB and the MFFB Subsidiaries desire to accept the contribution of such assets.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, each of MFOC, the MFOC Subsidiaries, MFFB and the MFFB Subsidiaries hereby agrees as follows:

ARTICLE I
TRANSFER OF ASSETS

        Section 1.1 Assignment of Brandco Assets. MFOC and the MFOC Subsidiaries hereby do transfer, convey, assign and deliver any and all right, title and interest of MFOC and the MFOC Subsidiaries in all of their assets related to or used in connection with their franchising, licensing, gifts, manufacturing and retail food sales business segments (collectively, the "Acquired Business"), including, without limitation, each of the assets listed on Schedule 1.1 attached hereto and each attachment described in Schedule 1.1 (collectively, the "Brandco Assets") to MFFB or the specific MFFB Subsidiaries identified adjacent to each Brandco Asset on Schedule 1.1. In furtherance of the foregoing, each of the parties to this Agreement hereby acknowledges and agrees that all of the Brandco Assets consisting of cash or cash equivalents (the "Contributed Cash") will be identified and contributed to MFFB or the specific MFFB Subsidiaries in a manner consistent with the financial statements attached hereto as Exhibit A.

        Section 1.2 Excluded Assets. Nothing set forth herein shall be construed as a transfer or contribution by MFOC or any of the MFOC Subsidiaries of any of the following assets (collectively, the "Excluded Assets"):

          (a)   any and all assets and properties of every kind and description related to ownership or operation of the retail stores listed on Schedule 1.2(a) (collectively, the "MFOC Stores"), including, without limitation, all furniture, fixtures, equipment, leasehold improvements, signage, inventory, supplies, smallwares, goodwill associated with operation of the MFOC Stores, and petty cash located at each of the MFOC Stores;

          (b)   all of MFOC's stock or other ownership interest in any of its subsidiaries listed on Schedule 1.2(b) (the "Excluded Subsidiaries");

          (c)   all rights of MFOC or any of its Excluded Subsidiaries under any lease for or related to the MFOC Stores premises;

          (d)   all rights of MFOC or any of its Excluded Subsidiaries under the Trademark License Agreements and Franchise Agreements listed on Schedule 1.2(d) (the "New MFOC Franchise and License Agreements");

          (e)   any loss, credit or similar tax attribute that arises out of, or relates to, the ownership, possession or use of the Brandco Assets or the operation of the Acquired Business on or prior to the Contribution Date; and

          (f)    all cash of MFOC or any of its Excluded Subsidiaries as of the Contribution Date, except for (i) the Contributed Cash and (ii) any amounts that are the property of MFFB or any of the MFFB Subsidiaries, as contemplated under Section 1.5(b), which, in either case, will be transferred to MFFB or the MFFB Subsidiaries in accordance with this Agreement.

        Notwithstanding the foregoing, MFOC and the MFOC Subsidiaries shall not retain any rights to any intellectual property used in its operation of the MFOC Stores, including, without limitation, trademarks, trade names, recipes, copyrights or patents, except by virtue of and pursuant to the New MFOC Franchise and License Agreements.

        Section 1.3 Related Assignment Documents. Concurrently with the execution of this Agreement, certain of the parties hereto have entered into certain assignment and assumption agreements or other conveyances as well as related transaction agreements listed on Schedule 1.3 (the "Specified Transaction Agreements"). To the extent that the provisions of any Specified Transaction Agreement contradicts or supplements the provisions of this Agreement, as to the Brandco Assets or MFOC Liabilities (as defined below) that are conveyed to MFFB or the MFFB Subsidiaries pursuant to any such Specified Transaction Agreement, then the provisions of such Specified Transaction Agreement shall prevail and supersede this Agreement, but only to the limited extent necessary to effectuate the intent of the parties to such Specified Transaction Agreement and provided that such Specified Transaction Agreement shall not materially contradict Section 1.1.

        Section 1.4 Nonassignable Brandco Assets. Notwithstanding anything herein to the contrary, this Agreement shall not constitute a transfer, conveyance or assignment of any Brandco Asset if a transfer, conveyance or assignment or attempted transfer, conveyance or assignment of the same without the consent of another person would constitute a breach thereof or entitle any other party thereto to terminate, or accelerate or assert additional material rights thereunder or with respect thereto. If any such consent is not obtained or if an attempted transfer, conveyance or assignment would be ineffective or have such other effect, then (a) MFOC shall (i) promptly seek to obtain any such consent, (ii) provide or cause to be provided to MFFB, to the extent permitted by law, the benefits of any such Brandco Asset, (iii) cooperate in any lawful arrangements designed to provide such benefits to MFFB, (iv) enforce, at the request of and for the account of MFFB, any rights of MFOC arising from such Brandco Asset, including the right to elect to terminate any contract or other arrangement that is a Brandco Asset in accordance with the terms thereof upon the advice of MFFB, and (v) promptly pay or cause to be paid to MFFB when received all moneys received by MFOC with respect to any such Brandco Asset; and (b) in consideration for the matters described in clause (a) above, MFFB shall pay, perform and discharge on behalf of MFOC all of the MFOC Liabilities thereunder (to the extent such MFOC Liabilities would otherwise have been assumed by MFFB pursuant to Section 2.1 hereof) in a timely manner and in accordance with the terms thereof. If and when such consents are obtained, the transfer of the applicable Brandco Asset will be effected in accordance with the terms of this Agreement.

        Section 1.5 Treatment of Cash.

          (a)   Cash Paid Prior to the Contribution Date. MFOC and the MFOC Subsidiaries represent and warrant to MFFB and the MFFB Subsidiaries that, since September 27, 2003, all cash payments in settlement of accounts payable or otherwise have been made (i) in the ordinary course of business in a manner consistent with past practice, (ii) in respect of accounts payable then due and payable (and not in respect of any accounts payable due in the future), and (iii) in a manner consistent with the relative historical payment pattern of accounts payable in respect of the Brandco Assets on the one hand and the Excluded Assets on the other hand.

          (b)   Cash Received On or After the Contribution Date. Notwithstanding anything to the contrary in this Agreement, all cash received by any of the parties to this Agreement that, pursuant to the terms hereof, is the property of another party hereto, promptly shall be remitted to such other party. Each of the parties to this Agreement shall cooperate and promptly pay any such amounts not properly received by it on or after the Contribution Date to the appropriate entity consistent with this Section 1.5(b).

ARTICLE II
ASSUMPTION OF DEBT

        Section 2.1 Assumption of MFOC Liabilities. In exchange for the transfer, conveyance, assignment and delivery of the Brandco Assets pursuant to Article I hereof, MFFB and the MFFB Subsidiaries, as applicable, hereby (a) accept the transfer, conveyance, assignment and delivery of the Brandco Assets pursuant to Article I hereof; and (b) do unconditionally receive, assume and undertake to pay, perform and discharge, in a timely manner and in accordance with the terms thereof, all of the liabilities arising from or related to the Brandco Assets and the Acquired Business, including, without limitation, any liability, obligation or duty arising from or related to all income and similar taxes that arise out of, or relate to, the ownership, possession or use of the Brandco Assets or the operation of the Acquired Business (the "MFOC Liabilities").

        Section 2.2 Excluded Liabilities. Nothing set forth herein shall be construed as an assumption by MFFB or the MFFB Subsidiaries of any liability or obligation of MFOC or its Excluded Subsidiaries not expressly assumed in this Agreement, including, without limitation (collectively, the "Excluded Liabilities"):

          (a)   any liability arising from or in respect of any of the MFOC Stores, including all liabilities, obligations and duties under any lease, sublease or guarantee related thereto;

          (b)   any other liability, obligation or duty arising from any of the Excluded Assets, including any accounts payable, judgments, costs, attorneys fees or other expenses whether incurred prior or subsequent to the Contribution Date;

          (c)   any obligation or liability in respect of employees of MFOC or benefits plans maintained and administered by MFOC on behalf of it and its subsidiaries, except to the extent provided in the Benefits Allocation Agreement listed on Schedule 1.3;

          (d)   any obligation or liability in respect of any insurance coverage or policies maintained in respect of MFOC or the Excluded Subsidiaries, except to the extent provided in the Insurance Allocation Agreement listed on Schedule 1.3.

        Section 2.3 Accounts Payable Transition Period. Notwithstanding anything in this Agreement (including, without limitation, Section 1.3) or any of the Specified Transaction Agreements to the contrary, each of the parties will have until April 3, 2004 to effect the transition of all of the accounts payable associated with the Brandco Assets and the Acquired Business to accounts of MFFB and the MFFB Subsidiaries (the "Transition Period"). During the Transition Period, any of the parties to this Agreement may make payments in respect of accounts payable then due and payable in respect of the Brandco Assets and the Acquired Business, provided, however, that any such amounts paid by MFOC or the MFOC Subsidiaries during the Transition Period shall be reimbursed by MFFB and the MFFB Subsidiaries within five business days of such payment. After the expiration of the Transition Period, MFOC may make payments in respect of invoices recorded during the Transition Period, provided that such payments shall be settled in accordance with this Section 2.3.

ARTICLE III
MISCELLANEOUS

        Section 3.1 Further Assurances. Each party on behalf of itself and its permitted successors and assigns shall, without additional consideration, prepare, execute and deliver such further instruments and take such further actions as may be reasonably requested by the other party to make effective the intent of this Agreement and the transactions contemplated by this Agreement. In addition, MFOC shall take such other actions as may reasonably be requested by MFFB in order to place MFFB or the applicable the MFFB Subsidiary, insofar as reasonably possible, in the same position as if such Brandco Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating thereto, including possession, use, risk of loss, potential for gain and dominion, control and command, will inure to MFFB or the applicable the MFFB Subsidiary.

        Section 3.2 Interpretation. For the purposes of this Agreement, (a) words in the singular will be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified and (d) the word "or" shall not be exclusive.

        Section 3.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Utah.

        Section 3.4 Descriptive Headings. The article, section and other headings contained in this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        Section 3.5 Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement will remain in full force and effect, provided that the essential terms of this Agreement for both parties remain valid, binding and enforceable and provided, further, that the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purposes hereof. To the extent permitted by law, the parties hereby waive to the same extent any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

        Section 3.6 Binding Effect; Assignment. This Agreement will be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement will create or be deemed to create any third party beneficiary rights in any person not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made without the prior written consent of the parties hereto and any attempted assignment without the required consents will be null and void, provided, however, that MFFB may assign any or all of its rights, in whole or in part, to one or more of the MFFB Subsidiaries, but no such assignment will relieve any party of its obligations under this Agreement.

        Section 3.7 Counterparts. This Agreement may be executed in any number of counterparts and any party may execute any such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument. This Agreement will become binding when one or more counterparts taken together will have been executed and delivered (including by facsimile) by the parties. It will not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

        Section 3.8 Transfer Taxes. MFFB shall be responsible for the timely payment of all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar taxes and fees, arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement.

[Remainder of Page Intentionally Left Blank.]

        IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MRS. FIELDS' ORIGINAL COOKIES, INC.
By:	/s/ MICHAEL R. WARD
Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary
MFOC Subsidiaries:
LV-H&M, LLC, U-VEST, LLC, GREAT AMERICAN COOKIE COMPANY, LLC, PRETZEL TIME, LLC, PRETZELMAKER, LLC, PRETZELMAKER CANADA, INC., MRS. FIELDS COOKIES (CANADA) LTD.
By:	/s/ MICHAEL R. WARD
Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary
MRS. FIELDS FAMOUS BRANDS, LLC
By:	/s/ MICHAEL R. WARD
Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary
MFFB Subsidiaries:

GREAT AMERICAN COOKIE COMPANY FRANCHISING, LLC, MRS. FIELDS FRANCHISING, LLC, PRETZEL TIME FRANCHISING, LLC, PRETZELMAKER FRANCHISING, LLC, TCBY SYSTEMS, LLC, MRS. FIELDS GIFTS, INC., THE MRS. FIELDS' BRAND, INC., GREAT AMERICAN MANUFACTURING, LLC, MRS. FIELDS COOKIES AUSTRALIA, TCBY INTERNATIONAL, INC., TCBY OF TEXAS, INC.
By:	/s/ MICHAEL R. WARD
Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary

Schedule 1.1

Brandco Asset	MFFB Subsidiary
All Franchise and License Agreements, including all Renewal or Successor Franchise and License Agreements, between Mrs. Fields' Original Cookies or any of its predecessors in interest and any of its franchisees or licensees effective on or before the Contribution Date.	Mrs. Fields Franchising, LLC

All Franchise and License Agreements, including all Renewal or Successor Franchise and License Agreements, between Great American Cookie Company, Inc. or any of its predecessors in interest and any of its franchisees or licensees effective on or before the Contribution Date	Great American Cookie Company Franchising, LLC

All Franchise and License Agreements, including all Renewal or Successor Franchise and License Agreements, and Area Developer Agreements between Pretzel Time, Inc. or any of its predecessors in interest and any of its franchisees, licensees or area developers effective on or before the Contribution Date	Pretzel Time Franchising, LLC

All Franchise and License Agreements, including all Renewal or Successor Franchise and License Agreements, between Pretzelmaker, Inc. or any of its predecessors in interest and any of its franchisees or licensees effective on or before the Contribution Date	Pretzelmaker Franchising, LLC

Except as owned and conveyed by one of the Excluded Subsidiaries as set forth below, all intellectual property of whatever kind or nature owned by MFOC or any of its predecessors in interest as of the Contribution Date, including without limitation intellectual property related to each of the Mrs. Fields, Original Cookie Company and Hot Sam brands, such as (a) all trade secrets and proprietary recipes related to producing Mrs. Fields, Original Cookie Company and Hot Sam products or operating such brands' retail outlets; (b) all trade names, trademarks, domain names and websites; (c) all proprietary software developed or used by MFOC or any of its subsidiaries and all software license agreements and rights licensed to MFOC or any of its subsidiaries; and all good will associated with any of the above	The Mrs. Fields' Brand, Inc.

All intellectual property of whatever kind or nature owned by Great American Cookie Company, Inc. or its predecessors in interest as of the Contribution Date, including without limitation all intellectual property related to the Great American Cookie Company brand, such as (a) all trade secrets and proprietary recipes related to producing Great American Cookie Company products or operating such brands' retail outlets; and (b) all trade names, trademarks, domain names and websites; and all good will associated with any of the above	Great American Cookie Company Franchising, LLC

All intellectual property of whatever kind or nature owned by Pretzel Time, Inc. or its predecessors in interest as of the Contribution Date, including without limitation all intellectual property related to the Pretzel Time brand, such as (a) all trade secrets and proprietary recipes related to producing Pretzel Time products or operating such brands' retail outlets; and (b) all trade names, trademarks, domain names and websites; and all good will associated with any of the above	Pretzel Time Franchising, LLC

All intellectual property of whatever kind or nature owned by Pretzelmaker, Inc. or its predecessors in interest as of the Contribution Date, including without limitation all intellectual property related to the Pretzelmaker brand, such as (a) all trade secrets and proprietary recipes related to producing Pretzelmaker products or operating such brands' retail outlets; and (b) all trade names, trademarks, domain names and websites; and all good will associated with any of the above	Pretzelmaker Franchising, LLC

All assets of MFOC, Great American Cookie Company, Inc., or any of their predecessors in interest located at or used in connection with operation of the GACC batter facility at 4685 Fredrick Drive, Atlanta, GA 30336, including without limitation the real property, buildings and improvements, all furniture, fixtures, equipment, supplies, accounts, inventory, books and records	Great American Manufacturing, LLC

All assets of MFOC or any of its predecessors in interest located at or used in connection with operation of the gifts and mail order business facility at 440 West and 433 West Lawndale Drive, Salt Lake City, UT 84115, including without limitation leasehold interests, furniture, fixtures, equipment, supplies, accounts, inventory, books and records	Mrs. Fields Gifts, Inc.

All assets of MFOC or any of its predecessors in interest located at or used in connection with operation of the training facility at 1290 W. 2320 So., West Valley, UT 84119, including without limitation leasehold interests, furniture, fixtures, equipment, supplies, accounts, inventory, books and records	Mrs. Fields Famous Brands, LLC

All issued and outstanding shares, units and ownership interests in the following wholly-owned subsidiaries of Mrs. Fields' Original Cookies, Inc.: (a) Mrs. Fields Gifts, Inc., a Utah corporation (100 common shares), (b) Mrs. Fields Cookies Australia (100 common shares), and (c) TCBY Systems, LLC (100 units), each of which will be conveyed with their respective assets	Mrs. Fields Famous Brands, LLC
All Contributed Cash, which will be identified and contributed to MFFB or the specific MFFB Subsidiaries in a manner consistent with the financial statements attached to this Agreement as Exhibit A	Mrs. Fields Famous Brands, LLC or any MFFB Subsidiary as Mrs. Fields Famous Brands, LLC may direct
Any tax refund that arises out of, or relates to, the ownership, possession or use of the Brandco Assets or the Acquired Business prior to the Contribution Date	Mrs. Fields Famous Brands, LLC or any MFFB Subsidiary as Mrs. Fields Famous Brands, LLC may direct

All other assets and properties of every kind and description, except Excluded Assets, related to or used in connection with the Acquired Business and not described above on this Schedule 1.1, including without limitation all machinery and equipment, furniture, information and communications systems, fixtures and signage, supplies, inventory, agreements, contracts and instruments, lists, books, records, ledgers, files, documents, plans, drawings, marketing information, techniques, processes, methods of production, training and know-how related to or used in connection with the Acquired Business, including those located at the corporate headquarters at 2855 East Cottonwood Parkway, Salt Lake City, Utah 84121	Mrs. Fields Famous Brands, LLC

Schedule 1.2(a)

	Concept	Store #	Mall Name	City	State	Landlord	lease expiration date	Who is liable on the Lease
7	MFC-C	55	Ala Moana Center	Honolulu	HI	General Growth	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
8	MFC-C	66	Crossroads Mall	Salt Lake City	UT	L&B	08/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
9	MFC-C	218	Vancouver Mall	Vancouver	WA	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
10	MFC-C	222	Park Meadows	Littleton	CO	Rouse	12/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
11	MFC-C	229	Oakbrook	Oakbrook	IL	Rouse	03/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
12	MFC-C	245	Hawthorn	Vernon Hills	IL	Westfield	07/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
13	MFC-C	275	Yorktown	Lombard	IL	Pehrson-Long	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
14	MFC-C	338	Mall @ Short Hills, The	Short Hills	NJ	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
15	MFC-C	344	Fair Oaks	Fairfax	VA	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
16	MFC-C	345	Lakeforest	Gaithersburg	MD	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
17	MFC-C	361	Burlington Mall	Burlington	MA	Simon	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
18	MFC-C	415	Valley Fair Mall	Santa Clara	CA	Westfield	02/28/07	Corporate—Mrs. Fields' Original Cookies, Inc.
19	MFC-C	538	O'Hare International Airport	Chicago	IL	Chicago City	M to M	Corporate—Mrs. Fields' Original Cookies, Inc.
20	MFC-C	541	Randolph & Wabash	Chicago	IL	Klaff Realty	07/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
21	MFC-C	622	One Herald Center	New York	NY	JEMB Realty	06/30/11	Corporate—Mrs. Fields' Original Cookies, Inc.
22	MFC-C	680	Owings Mills	Owings Mills	MD	Rouse	07/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
23	MFC-C	686	Pheasant Lane Mall	Nashua	NH	Simon	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
24	MFC-C	703	Great Lakes Mall	Mentor	OH	Simon	06/30/09	Corporate—Mrs. Fields' Original Cookies, Inc.
25	MFC-C	707	Monroeville Mall	Monroeville	PA	Turnberry	10/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
26	MFC-C	708	Century III Mall	West Mifflin	PA	Simon	06/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.
27	MFC-C	709	Gallery @ Market East, The	Philadelphia	PA	Rouse	05/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
28	MFC-C	711	Pines, The	Pine Bluff	AR	General Growth	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
29	MFC-C	712	Regency Mall	Racine	WI	CBL	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
30	MFC-C	714	Coronado Center	Albuquerque	NM	Westfield	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
31	MFC-C	717	Old Hickory Mall	Jackson	TN	CBL	11/30/11	Corporate—Mrs. Fields' Original Cookies, Inc.
32	MFC-C	724	Meridian Mall	Lansing	MI	Samuels	02/28/08	Corporate—Mrs. Fields' Original Cookies, Inc.
33	MFC-C	726	Sikes Senter Mall	Wichita Falls	TX	Coyote Mgmt	12/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
34	MFC-C	728	Coliseum Mall	Hampton	VA	Mall Properties	06/30/08	Corporate—Mrs. Fields' Original Cookies, Inc.
35	MFC-C	729	Bay Park Square	Green Bay	WI	Simon	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
36	MFC-C	735	Janesville Mall	Janesville	WI	CBL	10/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
37	MFC-C	737	Rotterdam Square	Schenectady	NY	Wilmorite	08/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
38	MFC-C	741	Great Northern Mall	Clay	NY	Wilmorite	10/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
39	MFC-C	744	Ford City	Chicago	IL	General Growth	06/30/09	Corporate—Mrs. Fields' Original Cookies, Inc.
40	MFC-C	745	Charlottesville Fashion Square	Charlottesville	VA	Simon	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
41	MFC-C	988	MacArthur Center	Norfolk	VA	Taubman	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
42	MFC-C	997	FlatIron Crossings	Boulder	CO	Macerich	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
43	MFC-C	998	University of Michigan	Ann Arbor	MI	Michigan League	11/02/05	Corporate—Mrs. Fields' Original Cookies, Inc.
44	MFC-C	2165	Maine Mall	South Portland	ME	Simon	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
45	MFC-C	2228	Cross County	Yonkers	NY	Marx	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
46	MFC-C	2360	Arundel Mills	Hanover	MD	Mills Corp.	11/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
47	MFC-C	2364	Karcher Mall	Nampa	ID	DLC Mngmnt	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
48	MFC-C	2367	Crossroads, The	Portage	MI	General Growth	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
49	MFC-C	2368	Emerald Square	North Attleboro	MA	Simon	10/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
50	MFC-C	2369	St. Charles Town Center	Waldorf	MD	Simon	05/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
51	MFC-C	2376	Mayfair Mall	Wauwatosa	WI	General Growth	01/31/13	Corporate—Mrs. Fields' Original Cookies, Inc.
52	MFC-C	2377	Orland Square	Orland Park	IL	Simon	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
53	MFC-C	4001	Southern Park Mall	Youngstown	OH	Simon	06/30/11	Corporate—Mrs. Fields' Original Cookies, Inc.
54	MFC-C	4003	Midway Mall	Elyria	OH	Westfield	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
55	MFC-C	4042	Southridge Mall	Greendale	WI	Urban	07/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
56	MFC-C	4075	South Plains Mall	Lubbock	TX	Macerich	12/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
57	MFC-C	4081	Cheltenham Square	Philadelphia	PA	Simon	12/31/06	Corporate—The Original Cookie Company, Inc.
58	MFC-C	4103	South Hills Village	Pittsburgh	PA	Simon	10/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
59	MFC-C	4254	Southlake Mall	Merilville	IN	Westfield	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
60	MFC-C	4261	Walden Galleria	Buffalo	NY	Pyramid	04/30/10	Corporate—The Original Cookie Company, Inc.
61	MFC-C	4274	St. Clair Square	Fairview Heights	IL	CBL	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
62	MFC-C	4316	Shoppingtown Mall	Dewitt	NY	Wilmorite	08/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
63	MFC-C	10415	Valley Fair Mall	Santa Clara	CA	Westfield	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
64	MFC-C	4157	Northwoods Mall	Peoria	IL	Simon	04/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
65	MFC-C	3171	California & Battery	San Francisco	CA	Single	01/21/05	Corporate—Mrs. Fields' Original Cookies, Inc.
66	MFC-C PT-C	3404	Eastern Hills Mall	Williamsville	NY	MDC Retail Property Group	02/28/10	Corporate—Mrs. Fields' Original Cookies, Inc.
67	MFBC-C	710	Boulevard Mall	Amherst	NY	Forest City	11/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
68	MFBC-C	1052	Weberstown Mall	Stockton	CA	Glimcher	02/28/11	Corporate—Mrs. Fields' Original Cookies, Inc.
69	MFBC-C	1527	Lima Mall	Lima	OH	Simon	04/30/11	Corporate—Mrs. Fields' Original Cookies, Inc.
70	MFBC-C	3408	Fulton & Broadway—upstairs	New York	NY	Collegiate Church	11/01/09	Corporate—Mrs. Fields' Original Cookies, Inc.
71	MFBC-C	3408	Fulton & Broadway—downstairs	New York	NY	Collegiate Church	11/01/09	Corporate—Mrs. Fields' Original Cookies, Inc.
72	MFBC-C	3418	Avenue of the Americas	New York	NY	Sixth Equties	08/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
73	MFBC-C	3422	Forum @ Peachtree	Atlanta	GA	Fourth Quarter	08/27/07	Corporate—Mrs. Fields' Original Cookies, Inc.
74	MFBC-C	3431	The Lakes Mall	Muskegan	MI	CBL	08/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
75	MFBC-C	3435	NorthTown Mall	Spokane	WA	General Growth	10/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
76	MFBC-C	3436	Festival Bay	Orlando	Fl	Forest City	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
77	MFBC-C	3534	Fiesta Mall	Mesa	AZ	L&B	10/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
78	MFBC-C	4043	Hulen Mall	Fort Worth	TX	Rouse	04/30/08	Corporate—Mrs. Fields' Original Cookies, Inc.
79	MFBC-C	4253	Cary Towne Center	Cary	NC	CBL	04/30/12	Corporate—Mrs. Fields' Original Cookies, Inc.
80	MFBC-C	5317	Victoria Mall	Victoria	TX	Victoria Retail Properties	08/28/11	Corporate—Mrs. Fields' Original Cookies, Inc.
81	GAC-C	3414	Discover Mills	Lawrenceville	GA	Mills	10/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
82	GAC-C	4120	Orange Park Mall	Orange Park	FL	Simon	03/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
83	GAC-C	4225	Mid-Rivers Mall	St. Peters	MO	Westfield	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
84	GAC-C	4256	Towne Mall	Franklin	OH	CBL	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
85	GAC-C	4287	Chesapeake Square	Chesapeake	VA	Simon	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
86	GAC-C	5102	Greenbrier Mall	Atlanta	GA	L&B	07/31/05	Corporate—Great American Cookie Company, Inc.
87	GAC-C	5103	Southlake Mall	Morrow	GA	General Growth	02/28/07	Corporate—The Great American Chocolate Chip Cookie Company, Inc.
88	GAC-C	5110	Shannon Southpark	Union City	GA	CFN—c/o General Growth	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
89	GAC-C	5116	South Dekalb Mall	Decatur	GA	Thor Equities, LLC	07/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
90	GAC-C	5143	Northpark Mall	Joplin	MO	General Growth	07/31/06	Corporate—Great American Cookie Company, Inc.

91	GAC-C	5147	Sooner Fashion Mall	Norman	OK	General Growth	01/31/13	Corporate—The Original Great American Chocolate Chip Cookie Company, Inc.
92	GAC-C	5152	Market Place	Champaign	IL	General Growth	01/31/09	Corporate—Great American Cookie Company, Inc.
93	GAC-C	5179	Towne Square Mall	Owensboro	KY	Heitman	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
94	GAC-C	5205	McCain Mall	N. Little Rock	AR	Simon	01/31/07	Corporate—Great American Cookie Company, Inc.
95	GAC-C	5208	Findlay Village Mall	Findlay	OH	Gumberg	11/30/05	Corporate—The Original Great American Chocolate Chip Cookie Company, Inc.
96	GAC-C	5231	Towne East Square	Wichita	KS	Simon	M to M	Corporate—The Original Great American Chocolate Chip Cookie Company, Inc.
97	GAC-C	5235	North Point Mall	Alpharetta	GA	General Growth	01/31/12	Corporate—The Original Great American Chocolate Chip Cookie Company, Inc.
98	GAC-C	5251	River Ridge	Lynchburg	VA	Faison	12/31/04	Corporate—Great American Cookie Company, Inc.
99	GAC-C	5265	Regency Square	Richmond	VA	Taubman	04/30/06	Corporate—Great American Cookie Company, Inc.
100	GAC-C	5275	Midland Park Mall	Midland	TX	Simon	01/31/07	Corporate—Great American Cookie Company, Inc.
101	GAC-C	5283	Lakeland Square	Lakeland	FL	Simon	07/31/08	Corporate—Great American Cookie Company, Inc.
102	GAC-C	5290	Acadiana Mall	Lafayette	LA	Aikens	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
103	GAC-C	5292	Cordova Mall	Pensacola	FL	Simon	12/31/07	Corporate—Great American Cookie Company, Inc.
104	GAC-C	5293	Mall @ Cortana, The	Baton Rouge	LA	Mall Properties	12/31/13	Corporate—Great American Cookie Company, Inc.
105	GAC-C	5300	Oakwood Center	Gretna	LA	Rouse	03/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
106	GAC-C	5301	Panama City Mall	Panama City	FL	Aikens	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
107	GAC-C	5309	Padre Staples Mall	Corpus Christi	TX	Padre Staples	01/31/08	Corporate—Great American Cookie Company, Inc.
108	GAC-C	5316	Prien Lake Mall	Lake Charles	LA	Simon	01/31/05	Corporate—Great American Cookie Company, Inc.
109	GAC-C	5323	Crossroads Mall	Oklahoma City	OK	Macerich	M to M	Corporate—Mrs. Fields' Original Cookies, Inc.
110	GAC-C	5325	Northpark Mall	Davenport	IA	Simon	01/31/09	Corporate—Great American Cookie Company, Inc.
111	GAC-C	5329	Westgate Mall	Amarillo	TX	Schroder	01/31/10	Corporate—Great American Cookie Company, Inc.
112	GAC-C	5331	Prien Lake Mall	Lake Charles	LA	Simon	01/31/09	Corporate—Great American Cookie Company, Inc.
113	GAC-C	5332	Asheville Mall	Asheville	NC	CBL	01/31/05	Corporate—Great American Cookie Company, Inc.
114	GAC-C	5334	Citadel Mall	Charleston	SC	CBL	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
115	GAC-C	5338	Haywood Mall	Greenville	SC	Simon	01/31/10	Corporate—Great American Cookie Company, Inc.
116	GAC-C	5342	Northwoods Mall	N. Charleston	SC	CBL	01/31/06	Corporate—Great American Cookie Company, Inc.
117	GAC-C	5343	Westgate Mall	Spartanburg	SC	CBL	08/31/06	Corporate—Great American Cookie Company, Inc.
118	GAC-C	5344	Montgomery Mall	North Wales	PA	Kravco	02/28/09	Corporate—Great American Cookie Company, Inc.
119	GAC-C	5348	Park Plaza	Little Rock	AR	General Growth	02/28/10	Corporate—Great American Cookie Company, Inc.
120	GAC-C	5350	Oglethorpe Mall	Savannah	GA	General Growth	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
121	GAC-C	5352	Gurnee Mills sp 700	Gurnee	IL	Mills	08/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
122	GAC-C	5353	Gurnee Mills sp F205	Gurnee	IL	Mills	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
123	GAC-C	5902	Westfarms Mall	West Hartford	CT	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
124	GAC-C	5903	Ohio Valley Mall	St. Clairesville	OH	Cafaro	05/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
125	GAC-C	5906	Circle Centre	Indianapolis	IN	Simon	01/31/06	Corporate—Great American Cookie Company, Inc.
126	GAC-C	5907	Cottonwood Mall	Albuquerque	NM	Simon	01/31/07	Corporate—Great American Cookie Company, Inc.
127	GAC-C	5908	Yorktown	Lombard	IL	Pehrson-Long	12/31/06	Corporate—Great American Cookie Company, Inc.
128	GAC-C	15338	Haywood Mall	Greenville	SC	Simon	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
129	GAC-C	15906	Circle Centre	Indianapolis	IN	Simon	01/31/06	Corporate—Great American Cookie Company, Inc.
130	GABC-C	5220	Northlake Mall	Atlanta	GA	Simon	01/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
131	GABC-C	5296	Killeen Mall	Killeen	TX	General Growth	06/30/11	Corporate—Mrs. Fields' Original Cookies, Inc.
132	GABC-C	5349	Stonecrest Mall	Atlanta / Lithonia	GA	Forest City	10/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
133	OCC-C	4031	Summit Mall	Akron	OH	Simon	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
134	OCC-C	4053	Music City Mall	Odessa	TX	MCM Properties	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
135	OCC-C	4079	Eastview Mall	Victor	NY	Wilmorite	08/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
136	OCC-C	4084	Oaks Mall, The	Gainsville	FL	General Growth	01/31/14	Corporate—Mrs. Fields' Original Cookies, Inc.
137	OCC-C	4104	Brookfield Square	Milwaukee	WI	CBL	M to M	Corporate—Mrs. Fields' Original Cookies, Inc.
138	OCC-C	4172	Memorial Mall	Sheboygan	WI	Bayview Malls LLC	01/31/06	Corporate—The Original Cookie Company, Inc.
139	OCC-C	4179	Eastwood Mall	Niles	OH	Cafaro	02/02/05	Corporate—Mrs. Fields' Original Cookies, Inc.
140	OCC-C	4182	Great Northern Mall	North Olmsted	OH	Westfield	01/31/05	Corporate—The Original Cookie Company, Inc.
141	OCC-C	4220	Gateway Mall	Lincoln	NE	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
142	OCC-C	4234	Kenwood Towne Centre	Cincinnati	OH	Mills	10/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
143	OCC-C	4285	Columbus City Center	Columbus	OH	Taubman	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
144	OCC-C	4291	Irondequoit Mall	Rochester	NY	Wilmorite	02/28/07	Corporate—Mrs. Fields' Original Cookies, Inc.
145	OCC-C	4351	Natick Mall	Natick	MA	General Growth	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
146	OCC-C	4357	SouthPark Center	Strongsville	OH	Westfield	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
147	HS-C	1020	Metrocenter	Phoenix	AZ	Simon	12/31/06	Corporate—Hot Sam Companies, Inc.
148	HS-C	1155	Greece Ridge Center	Rochester	NY	Wilmorite	03/31/04	Corporate—Hot Sam Companies, Inc.
149	HS-C	1164	Southlake Mall	Merrilville	IN	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
150	HS-C	1167	Eastview Mall	Victor	NY	Wilmorite	08/31/04	Corporate—Hot Sam Companies, Inc.
151	HS-C	1200	Marquette Mall	Michigan City	IN	General Growth	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
152	HS-C	1202	Southlake Mall	Merrilville	IN	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
153	HS-C	1203	University Park Mall	Mishawaka	IN	Simon	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
154	HS-C	1230	Kennedy Mall	Dubuque	IA	Cafaro	05/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
155	HS-C	1283	Glen Burnie Mall	Glen Burnie	MD	Simon	12/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
156	HS-C	1321	Eastland Center	Harper Woods	MI	Jones Lange	M to M	Corporate—Hot Sam Companies, Inc.
157	HS-C	1430	Livingston Mall	Livingston	NJ	Simon	12/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
158	HS-C	1511	Southern Park Mall	Youngstown	OH	Simon	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
159	HS-C	1517	Great Lakes Mall	Mentor	OH	Simon	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
160	HS-C	1526	Dayton Mall	Dayton	OH	Glimcher	05/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
161	HS-C	1573	Millcreek Mall	Erie	PA	Cafaro	10/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
162	HS-C	1739	Regency Mall	Racine	WI	CBL	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
163	HS-C	1744	Forest Mall	Fon du Loc	WI	Simon	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
164	PT-C	1099	Marley Station	Glen Burnie	MD	Taubman	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
165	PT-C	1159	Chicago Ridge Mall	Chicago Ridge	IL	Shopco	04/30/04	Corporate—Hot Sam Companies, Inc.
166	PT-C	1177	Eastland Mall	Bloomington	IL	Copaken, White, Blitt	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
167	PT-C	1204	Glenbrook Square	Fort Wayne	IN	Landau Heyman	08/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
168	PT-C	1211	Tippecanoe Mall	Lafayette	IN	Simon	03/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
169	PT-C	1325	Crossroads, The	Portage	MI	General Growth	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
170	PT-C	1512	Sandusky Mall	Sandusky	OH	Cafaro	02/28/07	Corporate—Mrs. Fields' Original Cookies, Inc.
171	PT-C	1513	Eastwood Mall	Niles	OH	Cafaro	08/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
172	PT-C	1515	Richland Mall	Mansfield	OH	Westfield	06/30/10	Corporate—Pretzel Time, Inc.
173	PT-C	1523	Upper Valley Mall	Springfield	OH	Simon	06/30/12	Corporate—Mrs. Fields' Original Cookies, Inc.
174	PT-C	1537	Midway Mall	Elyria	OH	Westfield	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
175	PT-C	1737	Janesville Mall	Janesville	WI	CBL	08/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
176	PT-C	3506	Karcher Mall	Nampa	ID	DLC Mngmnt	07/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
177	PT-C	3512	Kitsap Mall	Silverdale	WA	Winmar	(extending)	Corporate—Mrs. Fields' Original Cookies, Inc.
178	PT-C	3542	Stonecrest Mall	Atlanta / Lithonia	GA	Forest City	10/31/11	Corporate—Peachtree Pretzel Time, Inc.

179	PT-C	3553	Del Monte Center	Monterey	CA	Madison	05/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
180	PT-C	3563	Northwoods Mall	Peoria	IL	Simon	01/31/05	Corporate—Pretzel Time, Inc.
181	PT-C	3565	Oakwood Mall	Eau Claire	WI	General Growth	01/31/05	Corporate—Pretzel Time, Inc.
182	PT-C	3578	Valencia Town Center	Valencia	CA	Urban	05/31/04	Corporate—Pretzel Time, Inc.
183	PT-C	3581	Honey Creek Mall	Terre Haute	IN	Trammel Crow	06/30/04	Corporate—Pretzel Time, Inc.
184	PT-C	3586	Ingram Park Mall	San Antonio	TX	Simon	01/31/05	Corporate—Pretzel Time, Inc.
185	PT-C	3587	Longview Mall	Longview	TX	Simon	01/31/05	Corporate—Pretzel Time, Inc.
186	PT-C	3588	Rolling Oaks Mall	San Antonio	TX	Simon	01/31/05	Corporate—Pretzel Time, Inc.
187	PT-C	3591	University Mall	Orem	UT	Woodbury	01/31/05	Corporate—Pretzel Time, Inc.
188	PT-C	3600	Boulevard Mall, The	Las Vegas	NV	General Growth	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
189	PT-C	3605	Liberty Tree Mall	Danvers	MA	WellsPark	01/31/08	Corporate—Pretzel Time, Inc.
190	PT-C	3609	MacArthur Center	Norfolk	VA	Taubman	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
191	PT-C	3614	Apple Blossom Mall	Winchester	VA	Simon	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
192	PT-C	3621	Forest Village Park Mall	Forestville	MD	Simon	01/31/05	Corporate—Pretzel Time, Inc.
193	PT-C	3622	Broadway Square	Tyler	TX	Simon	01/31/07	Corporate—Pretzel Time, Inc.
194	PT-C	3623	Barton Creek Square Mall	Austin	TX	Simon	01/31/10	Corporate—Pretzel Time, Inc.
195	PT-C	3625	Owings Mills	Owings Mills	MD	Rouse	09/30/07	Corporate—Pretzel Time, Inc.
196	PT-C	3630	Esplanade, The	Kenner	LA	General Growth	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
197	PT-C	3631	Mall @ Cortana, The	Baton Rouge	LA	Mall Properties	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
198	PT-C	3634	Panama City Mall	Panama City	FL	Aikens	08/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
199	PT-C	3710	Brandon Towncenter	Brandon	FL	Westfield	02/28/05	Corporate—Sunshine Pretzel Time, Inc.
200	PT-C	3711	Eagle Ridge Mall	Lake Wales	FL	General Growth	01/31/07	Corporate—Sunshine Pretzel Time, Inc.
201	PT-C	3713	University Mall	Tampa	FL	Glimcher	01/31/06	Corporate—Sunshine Pretzel Time, Inc.
202	PT-C	3714	Indian River Mall	Vero Beach	FL	Simon	11/30/06	Corporate—Sunshine Pretzel Time, Inc.
203	PT-C	3715	Citrus Park Town Center	Tampa	FL	Westfield	02/28/09	Corporate—Sunshine Pretzel Time, Inc.
204	PT-C	3716	Town Center at Cobb #1	Kennesaw	GA	Simon	04/30/05	Corporate—Peachtree Pretzel Time, Inc.
205	PT-C	3717	Northlake Mall	Atlanta	GA	Simon	04/30/05	Corporate—Peachtree Pretzel Time, Inc.
206	PT-C	3718	Gwinnett Place #1	Duluth	GA	Simon	01/31/05	Corporate—Peachtree Pretzel Time, Inc.
207	PT-C	3720	Colonial / Macon Mall	Macon	GA	Colonial	12/31/06	Corporate—Peachtree Pretzel Time, Inc.
208	PT-C	3722	Lakeshore Mall	Gainesville	GA	Colonial	12/31/05	Corporate—Peachtree Pretzel Time, Inc.
209	PT-C	3723	Town Center at Cobb #2	Kennesaw	GA	Simon	03/31/06	Corporate—Peachtree Pretzel Time, Inc.
210	PT-C	3724	Gwinnett Place #2	Duluth	GA	Simon	09/30/07	Corporate—Peachtree Pretzel Time, Inc.
211	PT-C	3725	Mall of Georgia at Millcreek	Buford	GA	Simon	08/31/09	Corporate—Peachtree Pretzel Time, Inc.
212	PT-C	3726	Haywood Mall	Greenville	SC	Simon	04/30/08	Corporate—CMBC, Inc. / Peachtree Pretzel Time, Inc.
213	PT-C	3728	Arbor Place	Douglasville	GA	CBL	10/31/09	Corporate—Peachtree Pretzel Time, Inc.
214	PT-C	3729	Town Center at Cobb #3	Kennesaw	GA	Simon	01/31/05	Corporate—Peachtree Pretzel Time, Inc.
215	PT-C	3912	Orland Square	Orland Park	IL	Simon	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
216	PT-C	13713	University Mall	Tampa	FL	Glimcher	01/31/06	Corporate—Sunshine Pretzel Time, Inc.
217	PT-C	5256	Galleria @ Centerville	Centerville	GA	Zamias	02/28/05	Corporate—Mrs. Fields' Original Cookies, Inc.
218	PM-C	3900	McCain Mall	N. Little Rock	AR	Simon	01/31/07	Corporate—Pretzelmaker, Inc.
219	PM-C	3903	Mall St. Vincent	Shreveport	LA	General Growth	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
220	PM-C	3910	Westwood Mall	Jackson	MI	General Growth	12/31/04	Corporate—Hot Sam Companies, Inc.
221	PM-C	3911	Regency Square	Richmond	VA	Taubman	04/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
222	PM-C	4048	Holyoke Mall at Ingleside	Holyoke	MA	Pyramid	04/30/10	Corporate—The Original Cookie Company, Inc.
223	MFC-FR	50003	Laurel Park Place	Livonia	MI	Schostak	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
224	MFC-FR	50008	Montclair Plaza	Montclair	CA	General Growth	03/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
225	MFC-FR	50009	Tucson Mall	Tucson	AZ	General Growth	10/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
226	MFC-FR	50011	Chesterfield Mall	St. Louis	MO	Westfield	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
227	MFC-FR	50018	Downtown Plaza	Sacramento	CA	Westfield	09/30/07	Corporate—Mrs. Fields' Original Cookies, Inc.
228	MFC-FR	50030	Serramonte Center	Daly City	CA	Capital & Counties, Inc.	06/30/15	Corporate—Mrs. Fields' Original Cookies, Inc.
229	MFC-FR	50031	Hillsdale Shopping Center	San Mateo	CA	Bohannon	03/31/13	Corporate—Mrs. Fields' Original Cookies, Inc.
230	MFC-FR	50036	NewPark	Newark	CA	General Growth	12/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
231	MFC-FR	50037	Stoneridge	Pleasanton	CA	Taubman	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
232	MFC-FR	50063	Southland Mall	Hayward	CA	General Growth	01/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
233	MFC-FR	50083	Vintage Faire Mall	Modesto	CA	Macerich	05/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
234	MFC-FR	50127	Del Amo Fashion Center	Torrance	CA	Mills	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
235	MFC-FR	50129	South Coast Plaza	Costa Mesa	CA	Segerstrom	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
236	MFC-FR	50130	La Cumbre Plaza	Santa Barbara	CA	Madison Marquette	09/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
237	MFC-FR	50131	Lakewood Center	Lakewood	CA	Macerich	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
238	MFC-FR	50137	Beverly Center	Los Angeles	CA	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
239	MFC-FR	50140	Inland Center Mall	San Bernadino	CA	General Growth	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
240	MFC-FR	50153	Los Cerritos Center	Cerritos	CA	Westfield	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
241	MFC-FR	50177	Fox Hills Mall	Culver City	CA	Westfield	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
242	MFC-FR	55314	Westside Pavilion	W. Los Angeles	CA	Macerich	05/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
243	MFC-FR	50210	Hilltop	Richmond	CA	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
244	MFC-FR	50211	Marley Station	Glen Burnie	MD	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
245	MFC-FR	50217	Jamestown Mall	Florissant	MO	Carlyle Jamestown Partners	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
246	MFC-FR	50226	Old Orchard, Westfield Shoppingtown	Skokie	IL	Westfield	09/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
247	MFC-FR	50227	Northwest Train Station	Chicago	IL	Landau Heyman	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
248	MFC-FR	50228	Woodfield Mall	Schaumburg	IL	Taubman	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
249	MFC-FR	50254	Stratford Square	Bloomingdale	IL	Urban	07/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
250	MFC-FR	50278	Shops at Canal Place, The	New Orleans	LA	Hines	10/20/04	Corporate—Mrs. Fields' Original Cookies, Inc.
251	MFC-FR	50300	Parks @ Arlington, The	Arlington	TX	General Growth	12/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
252	MFC-FR	50324	Florida Mall, The	Orlando	FL	Simon	09/30/09	Corporate—Mrs. Fields' Original Cookies, Inc.
253	MFC-FR	50397	Gardens of the Palm Beaches	W. Palm Beach	FL	Forbes Cohen	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
254	MFC-FR	50404	Southbay Pavillion @ Carson	Carson	CA	Comstock	08/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
255	MFC-FR	50409	Main Place/Santa Ana	Santa Ana	CA	Westfield	07/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
256	MFC-FR	50435	Eagle Rock Plaza	Los Angeles	CA	Westfield	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
257	MFC-FR	50441	Plaza Camino Real	Carlsbad	CA	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
258	MFC-FR	50478	City Corp Plaza / Ernst & Young @ 7th + Figueroa	Los Angeles	CA	Trizec Properties, Inc.	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
259	MFC-FR	50479	Crocker Court	Los Angeles	CA	Maquire	12/17/06	Corporate—Mrs. Fields' Original Cookies, Inc.
260	MFC-FR	50487	Santa Anita Fashion Park	Arcadia	CA	Westfield	08/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
261	MFC-FR	50490	Westminster Mall	Westminster	CA	Simon	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
262	MFC-FR	50497	Brea Mall	Brea	CA	Simon	05/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
263	MFC-FR	50526	Oakridge Mall	San Jose	CA	Westfield	04/30/07	Corporate—Mrs. Fields' Original Cookies, Inc.
264	MFC-FR	50533	Rosedale Center	Roseville	MN	Jones Lang	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
265	MFC-FR	50571	River Oaks	Calumet City	IL	Simon	04/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.
266	MFC-FR	50640	Christiana Mall	Newark	DE	Rouse	10/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
267	MFC-FR	50647	North Shore Square	Slidell	LA	Sizeler	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
268	MFC-FR	50656	Livingston Mall	Livingston	NJ	Simon	08/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
269	MFC-FR	50673	Georgetown Park	Washington DC	DC	Urban	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
270	MFC-FR	50685	Trumbull Shopping Park	Trumbull	CT	Westfield	01/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.

271	MFC-FR	50700	Media City Center	Burbank	CA	Haagen	08/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
272	MFC-FR	50704	Chicago Ridge Mall	Chicago Ridge	IL	Shopco	12/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
273	MFC-FR	50705	Evergreen Plaza	Evergreen Park	IL	Provo Group	05/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
274	MFC-FR	50720	Treasure Coast Square	Jensen Beach	FL	Simon	06/30/08	Corporate—Mrs. Fields' Original Cookies, Inc.
275	MFC-FR	50722	Cielo Vista Mall	El Paso	TX	Simon	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
276	MFC-FR	50723	Glenbrook Square	Fort Wayne	IN	Landau Heyman	03/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
277	MFC-FR	50730	Westfarms Mall	West Hartford	CT	Taubman	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
278	MFC-FR	50732	Summit Place	Waterford	MI	Waded	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
279	MFC-FR	50738	Volusia Mall	Daytona Beach	FL	Trammel Crow	07/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
280	MFC-FR	50908	Sunrise Mall	Citrus Heights	CA	Cordano	08/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
281	MFC-FR	50946	Stonestown Galleria	San Francisco	CA	Macerich	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
282	MFC-FR	50983	Twelve Oaks Mall	Novi	MI	RREEF	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
283	MFC-FR	50985	Willow Grove Park	Willow Grove	PA	Preit-Rubin	02/28/07	Corporate—Mrs. Fields' Original Cookies, Inc.
284	MFC-FR	50986	Sandusky Mall	Sandusky	OH	Cafaro	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
285	MFC-FR	50989	North Riverside Park Mall	North Riverside	IL	Urban	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
286	MFC-FR	50990	Garden State Plaza	Paramus	NJ	Westfield	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
287	MFC-FR	50991	Bridgewater Commons	Bridgewater	NJ	Rouse	02/29/08	Corporate—Mrs. Fields' Original Cookies, Inc.
288	MFC-FR	50992	White Flint	Rockville	MD	Lerner	03/10/09	Corporate—Mrs. Fields' Original Cookies, Inc.
289	MFC-FR	50993	Dulles Town Center	Sterling	VA	Lerner	07/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
290	MFC-FR	50994	Meriden Square	Meriden	CT	Westfield	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
291	MFC-FR	50996	Penn Square Mall	Oklahoma City	OK	Simon	08/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
292	MFC-FR	52169	King of Prussia Mall	King of Prussia	PA	Kravco	04/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
293	MFC-FR	52231	Spring Hill Mall	West Dundee	IL	General Growth	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
294	MFC-FR	52234	Town Center at Boca Raton	Boca Raton	FL	Simon	04/30/07	Corporate—Mrs. Fields' Original Cookies, Inc.
295	MFC-FR	52373	Atlantic Terminal	Brooklyn	NY	Forest City	10 yrs Not open yet.	Corporate—Mrs. Fields' Original Cookies, Inc.
296	MFC-FR	53201	La Jolla	La Jolla	CA	Single	12/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
297	MFC-FR	54013	Greenspoint Mall	Houston	TX	General Growth	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
298	MFC-FR	54090	Marketplace Mall	Rochester	NY	Wilmorite	10/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
299	MFC-FR	54102	Aventura Mall	Miami	FL	Turnberry	05/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
300	MFC-FR	54132	Coral Square	Coral Springs	FL	Simon	06/30/05	Corporate—Mrs. Fields' Original Cookies, Inc.
301	MFC-FR	54140	Tyrone Square	St. Petersburg	FL	Simon	06/30/04	Corporate—The Original Cookie Company, Inc.
302	MFC-FR	54159	Boynton Beach Mall	Boynton Beach	FL	Simon	11/30/07	Corporate Guarantor—Mrs. Fields' Original Cookies, Inc.
303	MFC-FR	54230	Eastland Center	Harper Woods	MI	Jones Lange	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
304	MFC-FR	54293	Freehold Raceway Mall	Freehold	NJ	Wilmorite	07/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
305	MFC-FR	54303	Antelope Valley Mall	Palmdale	CA	Forest City	09/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
306	MFC-FR	54307	Paradise Valley	Phoenix	AZ	Westcor	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
307	MFC-FR	54309	Sunland Park Mall	El Paso	TX	Simon	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
308	MFC-FR	54342	CherryVale Mall	Rockford	IL	CBL	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
309	MFC-FR	55011	Somerset Collection, The	Troy	MI	Forbes Cohen	06/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.
310	MFC-FR	55248	Great Mall of the Bay Area	Milpitas	CA	Swerdlow	09/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
311	MFC-FR	55270	Puente Hills Mall	City of Industry	CA	Passco	04/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
312	MFC-FR	55298	North County Fair	Escondido	CA	Westfield	02/28/06	Corporate—Mrs. Fields' Original Cookies, Inc.
313	MFC-FR	55303	Manassas Mall	Manassas	VA	Interstate	06/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
314	MFC-FR	55315	Southcenter Mall	Tukwilla	WA	Westfield	01/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
315	MFC-FR	55328	Lakeside Mall	Sterling Heights	MI	Rouse	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
316	MFC-FR	95826	Square One	Mississauga / Ontario	CN	Hammerson	08/31/05	Corporate—Mrs. Fields Cookies (Canada) Ltd.
317	MFC-FR	95811	Sherway Gardens	Toronto / Ontario	CN	Rouse	04/30/04	Corporate—Mrs. Fields Cookies (Canada) Ltd.
318	MFC-FR	95825	Fairview Mall	Willowdale / Ontario	CN	Cadillac Fairview	12/31/06	Corporate—Mrs. Fields Cookies (Canada) Ltd.
319	MFC-FR	95821	Scarborough Town Center	Scarborough / Ontario	CN	20 Vic Managemnt	09/30/05	Corporate—Mrs. Fields Cookies (Canada) Ltd.
320	MFC-FR TCBY-FR	50428 9382301	Galleria at Tyler	Riverside	CA	General Growth	01/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
321	MFC-FR TCBY-FR	52361 9384001	Arizona Mills	Tempe	AZ	Mills	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
322	MFC-FR TCBY-FR	53203 9375401	Laguna Hills	Laguna Hills	CA	Simon	08/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
323	MFC-FR TCBY-FR	53432 9379601	Chandler Fashion Center	Chandler	AZ	Westcor	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
324	MFC-FR TCBY-FR	54092 9383001	Dover Mall	Dover	DE	General Growth	04/30/10	Corporate—Mrs. Fields' Original Cookies, Inc.
325	MFC-FR TCBY-FR	55185 9354701	Streets @ Southpoint	Durham	NC	Rouse	02/29/12	Corporate—Mrs. Fields' Original Cookies, Inc.
326	MFC-FR PT-FR TCBY-FR	54015 24015 9378101	Town East Mall	Mesquite	TX	General Growth	05/31/11	Corporate—The Original Cookie Company, Inc.
327	MFC-FR PT-FR TCBY-FR	55184 27083 9368401	Queens Place	Queens	NY	Forest City	07/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
328	MFC-FR PT-FR TCBY-FR	55269 27114 9316403	Woodland Hills Mall	Tulsa	OK	Simon	03/31/13	Corporate—Mrs. Fields' Original Cookies, Inc.
329	MFC-FR PT-FR TCBY-FR	55326 27149 9359702	Robinson Town Center	Pittsburgh	PA	Forest City	10/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
330	GAC-FR	70001	Arnot Mall	Horseheads	NY	Arnot	05/31/05	Corporate—Great American Cookie Company, Inc.
331	GAC-FR	70305	Southern Hills Mall	Sioux City	IA	Macerich	01/31/06	Corporate—Great American Cookie Company, Inc.
332	GAC-FR	70306	Westdale Mall	Cedar Rapids	IA	Rouse	07/31/04	Corporate—Great American Cookie Company, Inc.
333	GAC-FR	70310	Merle Hay Mall	Des Moines	IA	Merle	11/30/04	Corporate—Great American Cookie Company, Inc.
334	GAC-FR	70312	Coral Ridge Mall	Coralville	IA	General Growth	01/31/09	Corporate—Great American Cookie Company, Inc.
335	GAC-FR	70501	Seminole Towne Center	Sanford	FL	Simon	01/31/06	Corporate—Great American Cookie Company, Inc.
336	GAC-FR	71200	Montclair Plaza	Montclair	CA	General Growth	12/31/04	Corporate—Great American Cookie Company, Inc.
337	GAC-FR	71500	Lakeshore Mall	Gainesville	GA	Colonial	09/30/05	Corporate—Great American Cookie Company, Inc.
338	GAC-FR	71501	Colonial / Macon Mall	Macon	GA	Colonial	02/28/07	Corporate—Great American Cookie Company, Inc.
339	GAC-FR	71902	Cross Creek Mall	Fayetteville	NC	Faison	12/31/04	Corporate—Great American Cookie Company, Inc.
340	GAC-FR	71906	Eastridge Mall	Gastonia	NC	Jacobs	01/31/07	Corporate—Great American Cookie Company, Inc.
341	GAC-FR	71907	Crossroads Mall	Mt. Hope	WV	Alpha National	09/08/05	Corporate—Great American Cookie Company, Inc.
342	GAC-FR	71909	Esplanade, The	Kenner	LA	General Growth	10/31/05	Corporate—Great American Cookie Company, Inc.
343	GAC-FR	72306	Valley View Center	Dallas	TX	Macerich	05/31/06	Corporate—Great American Cookie Company, Inc.
344	GAC-FR	72500	Northgate Mall	Cincinnati	OH	Jones Lang	10/31/05	Corporate—Great American Cookie Company, Inc.
345	GAC-FR	78790	Fort Henry Mall	Kingsport	TN	Wilmorite	05/31/08	Corporate—Great American Cookie Company, Inc.
346	GAC-FR	73302	Golden East Crossing	Rocky Mount	NC	General Growth	08/31/06	Corporate—Great American Cookie Company, Inc.
347	GAC-FR	73306	Kentucky Oaks Mall	Paducah	KY	Cafaro	08/31/07	Corporate—Great American Cookie Company, Inc.
348	GAC-FR	73307	Meadowbrook Mall	Bridgeport	WV	Cafaro	03/31/08	Corporate—Great American Cookie Company, Inc.
349	GAC-FR	73310	Piedmont Mall	Danville	VA	General Growth	08/31/04	Corporate—Great American Cookie Company, Inc.
350	GAC-FR	73313	Chesterfield Towne Center	Richmond	VA	Macerich	12/31/05	Corporate—Great American Cookie Company, Inc.
351	GAC-FR	73400	Hot Springs Mall	Hot Springs	AR	Aronov	06/30/05	Corporate—Great American Cookie Company, Inc.
352	GAC-FR	73801	Mall Del Norte	Laredo	TX	Macerich	04/30/05	Corporate—Great American Cookie Company, Inc.
353	GAC-FR	73803	South Plains Mall	Lubbock	TX	Macerich	12/31/04	Corporate—Great American Cookie Company, Inc.
354	GAC-FR	74050	Fiesta Mall	Mesa	AZ	L&B	05/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
355	GAC-FR	74288	Ashland Town Center	Ashland	KY	Glimcher	10/31/09	Corporate—Mrs. Fields' Original Cookies, Inc.
356	GAC-FR	74500	Ingram Park Mall	San Antonio	TX	Simon	01/31/06	Corporate—Great American Cookie Company, Inc.
357	GAC-FR	74502	North Star Mall	San Antonio	TX	Rouse	07/31/05	Corporate—Great American Cookie Company, Inc.

358	GAC-FR	74604	Hickory Ridge Mall	Memphis	TN	Urban	09/30/05	Corporate—Great American Cookie Company, Inc.
359	GAC-FR	74606	Northpark Mall	Ridgeland	MS	General Growth	09/30/04	Corporate—Great American Cookie Company, Inc.
360	GAC-FR	74607	Riverchase Galleria	Birmingham	AL	Jim Wilson	12/31/06	Corporate—Great American Cookie Company, Inc.
361	GAC-FR	74609	Pecanland Mall	Monroe	LA	General Growth	12/31/05	Corporate—Great American Cookie Company, Inc.
362	GAC-FR	74610	Wiregrass Commons Mall	Dothan	AL	Crown American	12/31/07	Corporate—Great American Cookie Company, Inc.
363	GAC-FR	74611	Wolfchase Galleria	Memphis	TN	Urban	02/28/07	Corporate—Great American Cookie Company, Inc.
364	GAC-FR	74800	Park City Center	Lancaster	PA	General Growth	06/30/06	Corporate—Great American Cookie Company, Inc.
365	GAC-FR	75127	Eastgate Mall	Cincinnati	OH	CBL	01/31/07	Corporate—The Great American Chocolate Chip Cookie Company, Inc.
366	GAC-FR	75128	Lenox Square	Atlanta	GA	Simon	12/31/07	Corporate—Mrs. Fields' Original Cookies, Inc.
367	GAC-FR	75164	Capital Mall	Jefferson City	MO	General Growth	01/31/09	Corporate—Great American Cookie Company, Inc.
368	GAC-FR	75217	Alexandria Mall	Alexandria	LA	General Growth	12/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
369	GAC-FR	75243	Greece Ridge Center	Rochester	NY	Wilmorite	03/31/04	Corporate—Great American Cookie Company, Inc.
370	GAC-FR	75257	Magnolia Mall	Florence	SC	Preit/Rubin	10/31/04	Corporate—Great American Cookie Company, Inc.
371	GAC-FR	75291	Baybrook Mall	Friendswood	TX	General Growth	12/31/04	Corporate—Great American Cookie Company, Inc.
372	GAC-FR	75294	First Colony Mall	Sugar Land	TX	General Growth	03/31/06	Corporate—Great American Cookie Company, Inc.
373	GAC-FR	75299	Northwest Mall	Houston	TX	Glimcher	12/31/05	Corporate—Great American Cookie Company, Inc.
374	GAC-FR	75302	Park Shops at Houston	Houston	TX	Cresent	01/31/06	Corporate—Great American Cookie Company, Inc.
375	GAC-FR	75303	San Jacinto Mall	Baytown	TX	Alliance	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
376	GAC-FR	75305	Woodlands Mall, The	The Woodlands	TX	General Growth	01/31/05	Corporate—Great American Cookie Company, Inc.
377	GAC-FR	75307	Willowbrook Mall	Houston	TX	General Growth	06/30/08	Corporate—Great American Cookie Company, Inc.
378	GAC-FR	75308	Willowbrook Mall II	Houston	TX	General Growth	12/31/09	Corporate—Great American Cookie Company, Inc.
379	GAC-FR	75310	Almeda Mall	Houston	TX	Glimcher	06/30/04	Corporate—Great American Cookie Company, Inc.
380	GAC-FR	75311	West Oaks Mall	Houston	TX	Urban	08/31/07	Corporate—The Great American Chocolate Chip Cookie Company, Inc.
381	GAC-FR	75312	Mall of Louisiana	Baton Rouge	LA	Wilson	12/31/12	Corporate—Great American Cookie Company, Inc.
382	GAC-FR	75313	Central Mall	Port Arthur	TX	Warmack	08/31/12	Corporate—The Original Great American Chocolate Chip Cookie Company, Inc.
383	GAC-FR	75314	Parkdale Mall I	Beaumont	TX	CBL	01/31/08	Corporate—Great American Cookie Company, Inc.
384	GAC-FR	75315	Post Oak Mall	College Station	TX	CBL	02/29/12	Corporate—Mrs. Fields' Original Cookies, Inc.
385	GAC-FR	75318	Parkdale Mall II	Beaumont	TX	CBL	01/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
386	GAC-FR	75336	Columbiana Centre	Columbia	SC	General Growth	01/31/10	Corporate—Great American Cookie Company, Inc.
387	GAC-FR	75340	Independence Mall	Wilmington	NC	Westfield	01/31/09	Corporate—Great American Cookie Company, Inc.
388	GAC-FR	75354	Coastland Center	Naples	FL	General Growth	08/31/05	Corporate—Great American Cookie Company, Inc.
389	GAC-FR	75355	Opry Mills	Nashville	TN	Mills	05/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
390	GAC-FR	75905	Jefferson Mall	Louisville	KY	CBL	01/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
391	GAC-FR	76000	Longview Mall	Longview	TX	Simon	01/31/09	Corporate—Great American Cookie Company, Inc.
392	GAC-FR	76600	Fox Valley	Aurora	IL	Urban	12/31/04	Corporate—Great American Cookie Company, Inc.
393	GAC-FR	76700	Brandon Towncenter	Brandon	FL	Westfield	02/28/05	Corporate—Great American Cookie Company, Inc.
394	GAC-FR	76702	Countryside Mall	Clearwater	FL	Simon	01/31/05	Corporate—Great American Cookie Company, Inc.
395	GAC-FR	76703	Governor's Square	Tallahassee	FL	Rouse	06/30/04	Corporate—Great American Cookie Company, Inc.
396	GAC-FR	76705	Sarasota Square Mall	Sarasota	FL	Urban	12/31/07	Corporate—Great American Cookie Company, Inc.
397	GAC-FR	76707	West Shore Plaza	Tampa	FL	Wilder	03/31/04	Corporate—Mrs. Fields' Original Cookies, Inc.
398	GAC-FR	76902	Edgewater Mall	Biloxi	MS	American National	10/31/07	Corporate—Great American Cookie Company, Inc.
399	GAC-FR	77002	Westmoreland Mall	Greensburg	PA	CBL	06/30/05	Corporate—Great American Cookie Company, Inc.
400	GAC-FR	77300	Castleton Square	Indianapolis	IN	Simon	11/30/04	Corporate—Great American Cookie Company, Inc.
401	GAC-FR	77401	Galleria at Sunset	Henderson	NV	Forest City	02/28/06	Corporate—Great American Cookie Company, Inc.
402	GAC-FR	77404	Meadows Mall, The	Las Vegas	NV	General Growth	06/30/06	Corporate—Great American Cookie Company, Inc.
403	GAC-FR	78402	Lakeline Mall	Austin	TX	Simon	01/31/06	Corporate—Great American Cookie Company, Inc.
404	GAC-FR	78600	Foothills Mall	Maryville	TN	CBL	01/31/05	Corporate—Great American Cookie Company, Inc.
405	GAC-FR	78601	West Town Mall	Knoxville	TN	Simon	08/31/07	Corporate—Great American Cookie Company, Inc.
406	GAC-FR	78700	Citrus Park Town Center	Tampa	FL	Westfield	03/31/09	Corporate—Great American Cookie Company, Inc.
407	GAC-FR	78727	Quintard Mall	Oxford	AL	Grimmer	11/30/10	Corporate—Great American Cookie Company, Inc.
408	GAC-FR	78762	Triangle Town Center	Raleigh	NC	Jacobs	01/31/13	Corporate—Mrs. Fields' Original Cookies, Inc.
409	GAC-FR	78763	Green Tree Mall	Clarksville	IN	Macerich	06/30/04	Corporate—Great American Cookie Company, Inc.
410	GAC-FR	78765	Broward Mall	Plantation	FL	General Growth	03/31/07	Corporate—Great American Cookie Company, Inc.
411	GAC-FR	78766	Galleria at Fort Lauderdale	Ft. Lauderdale	FL	Wilson	12/31/07	Corporate—Great American Cookie Company, Inc.
412	GAC-FR	78776	Crestwood Plaza	St. Louis	MO	Westfield	10/31/04	Corporate—Great American Cookie Company, Inc.
413	GAC-FR	78779	Bradley Square	Cleveland	TN	Crown American	10/31/04	Corporate—Great American Cookie Company, Inc.
414	GAC-FR	78782	Altamonte Mall	Altamonte Springs	FL	General Growth	01/31/08	Corporate—Great American Cookie Company, Inc.
415	GAC-FR	78767	Valdosta Mall (Colonial Mall)	Valdosta	GA	Colonial	12/31/12	Corporate Guarantor—Sunshine Pretzel Time, Inc.
416	GAC-FR	76706	University Mall	Tampa	FL	Glimcher	02/28/10	Corporate Guarantor—Great American Cookie Company, Inc.
417	GAC-FR TCBY-FR	70307 9315703	Lindale Mall	Cedar Rapids	IA	Macerich	01/31/06	Corporate—Great American Cookie Company, Inc.
418	GAC-FR TCBY-FR	70311 9315702	Crossroads Center	Waterloo	IA	Jones Lang	11/30/05	Corporate—Great American Cookie Company, Inc.
419	GAC-FR TCBY-FR	78792 9387801	Carolina Place Mall	Pineville	NC	General Growth	12/31/11	Corporate—Mrs. Fields' Original Cookies, Inc.
420	OCC-FR	54356	Tower City Center	Cleveland	OH	Forest City	07/31/10	Corporate—Mrs. Fields' Original Cookies, Inc.
421	PT-FR	20001	York Galleria	York	PA	CBL	04/30/06	Corporate—Pretzel Time, Inc.
422	PT-FR	20602	Lakeforest	Gaithersburg	MD	Taubman	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
423	PT-FR	20901	Northshore Mall	Peabody	MA	Simon	01/31/07	Corporate—Pretzel Time, Inc.
424	PT-FR	22212	Gateway Mall (1162)	Lincoln	NE	Jacobs	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
425	PT-FR	22801	Westfarms Mall	West Hartford	CT	Taubman	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
426	PT-FR	23201	Newport Centre	Jersey City	NJ	Simon	01/31/07	Corporate—Pretzel Time, Inc.
427	PT-FR	23202	Bergen Mall	Paramus	NJ	Simon	09/30/04	Corporate—Pretzel Time, Inc.
428	PT-FR	23508	Meadows Mall, The	Las Vegas	NV	General Growth	05/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
429	PT-FR	23543	Square One Mall	Saugus	MA	Simon	01/31/08	Corporate—Mrs. Fields' Original Cookies, Inc.
430	PT-FR	23555	Parkdale Mall	Beaumont	TX	CBL	01/31/14	Corporate—Pretzel Time, Inc.
431	PT-FR	23579	Bayshore Mall	Eureka	CA	General Growth	12/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
432	PT-FR	23618	SouthCenter Mall	Tukwilla	WA	Westfield	01/31/05	Corporate—Mrs. Fields' Original Cookies, Inc.
433	PT-FR	23619	Volusia Mall	Daytona Beach	FL	Trammel Crow	07/31/08	Corporate—Pretzel Time, Inc.
434	PT-FR	27145	Prime Outlets @ Grove City	Grove City	PA	Prime Retail	10/31/04	Corporate—Pretzel Time, Inc.
435	PT-FR	26900	Santa Maria Town Center	Santa Maria	CA	Westfield	03/31/04	Corporate—Pretzel Time, Inc.
436	PT-FR	27132	Mesilla Valley Mall	Las Cruces	NM	First Union	12/31/04	Corporate—Pretzel Time, Inc.
437	PT-FR	27135	Antelope Valley Mall	Palmdale	CA	Forest City	10/31/12	Corporate—Mrs. Fields' Original Cookies, Inc.
438	PT-FR TCBY-FR	23426 9357802	Sterling Wal-Mart	Sterling	VA	Wal-Mart	04/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.
439	PT-FR TCBY-FR	23595 9365802	Topanga Plaza	Canoga Park	CA	Westfield	01/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
440	PT-FR TCBY-FR	23611 9366701	Virginia Center Commons	Glen Allen	VA	Simon	03/31/06	Corporate—Pretzel Time, Inc.
441	PT-FR TCBY-FR	27082 9357201	Newton Wal-Mart	Newton	NJ	Wal-Mart	07/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
442	PT-FR MFC-FR	27121 55278	Lafayette Square	Indianapolis	IN	Simon	04/30/04	Corporate—Mrs. Fields' Original Cookies, Inc.
443	PT-FR TCBY-FR	25201 9357701	Valdosta Mall (Colonial Mall)	Valdosta	GA	Colonial	11/30/06	Corporate Guarantor—Sunshine Pretzel Time, Inc.
444	PM-FR	30032	Toronto Eaton Centre, The	Toronto / Ontario	CN	Cadillac Fairview	02/28/07	Corporate—Pretzels Canada, Inc.
445	PM-FR	30034	Pickering Town Centre	Pickering / Ontario	CN	20 Vic Manage	01/31/07	Corporate—Pretzels Canada, Inc.
446	PM-FR	30085	Arizona Mills	Tempe	AZ	Mills	01/31/08	Corporate—Pretzelmaker, Inc.
447	PM-FR	30115	Park Meadows	Littleton	CO	Rouse	10/31/06	Corporate—Pretzelmaker, Inc.
448	PM-FR	30121	Fairview Mall	Willowdale / Ontario	CN	Cadillac Fairview	02/28/07	Corporate—Pretzels Ontario, Inc.
449	PM-FR	30122	Erin Mills Town Centre	Mississauga / Ontario	CN	Cadillac Fairview	02/28/07	Corporate—Pretzels Ontario, Inc.
450	PM-FR	30125	Pen Centre	St. Catherines / Ontario	CN	20 Vic Manage	11/30/06	Corporate—Pretzels Ontario, Inc.
451	PM-FR	30126	Carlingwood Mall	Ottawa, ON	CN	OPB	01/31/07	Corporate—Pretzels Ontario, Inc.
452	PM-FR	30152	Valley View Mall	Roanoke	VA	Faison	12/31/06	Corporate—Pretzelmaker, Inc.
453	PM-FR	30088	Great Mall of the Great Plains	Olathe	KS	Glimcher	08/31/07	Corporate Guarantor—Pretzelmaker, Inc. Went dark but the landlord has not contacted us.
454	PM-FR	30108	Southwest Plaza	Littleton	CO	General Growth	11/30/05	Corporate Guarantor—Pretzelmaker Holdings, Inc.
455	PM-FR	30150	Randhurst	Mount Prospect	IL	Urban	04/30/06	Corporate Guarantor—Pretzelmaker, Inc.
456	PM-FR	30154	Market Mall	Calgary / Alberta	CN	Single	02/29/08	Corporate Guarantor—Pretzelmaker, Inc.
457	PM-FR	30157	Mall @ Northgate, The	San Rafael	CA	Macerich	06/30/06	Corporate Guarantor—Pretzelmaker, Inc.
458	PM-FR	30166	Yorkdale	Toronto / Ontario	CN	20 Vic Manage	12/31/05	Corporate Guarantor—Pretzelmaker, Inc.
459	PM-FR GAC-FR TCBY-FR	30271 78757 9320602	Bluefield Wal-Mart	Bluefield	VA	Wal Mart	04/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.
460	PM-FR TCBY-FR	30279 9350401	Fort Collins Wal-Mart	Fort Collins	CO	Wal-Mart	07/31/06	Corporate—Mrs. Fields' Original Cookies, Inc.
461	TCBY-FR	9E+06	Mobile Wal-Mart	Mobile	AL	Wal-Mart	06/30/06	Corporate—Mrs. Fields' Original Cookies, Inc.

Schedule 1.2(b)

Excluded MFOC Subsidiaries:

  •
  LV-H&M, LLC

  •
  UVEST, LLC

  •
  Great American Cookie Company, Inc., and its successor in interest, Great American Cookie Company, LLC

  •
  Pretzel Time, Inc., and its successor in interest, Pretzel Time, LLC

  •
  Pretzelmaker, Inc., and its successor in interest, Pretzelmaker, LLC

  •
  Mrs. Fields Cookies (Canada), Ltd.

  •
  Pretzelmaker Canada, Inc.

Schedule 1.2(d)

The New MFOC Franchise and License Agreements

  •
  Franchise Agreement, dated as of the Contribution Date, between Mrs. Fields Franchising, LLC, as franchisor, and Mrs. Fields' Original Cookies, Inc., as franchisee

  •
  License Agreement, dated as of the Contribution Date, between Great American Cookie Company Franchising, LLC, as franchisor, and Mrs. Fields' Original Cookies, Inc., as franchisee

  •
  Franchise Agreement, dated as of the Contribution Date, between Pretzel Time Franchising, LLC, as franchisor, and Mrs. Fields' Original Cookies, Inc., as franchisee

  •
  Franchise Agreement, dated as of the Contribution Date, between Pretzelmaker Franchising, LLC, as franchisor, and Mrs. Fields' Original Cookies, Inc., as franchisee

  •
  Franchise Agreement, dated as of the Contribution Date, between TCBY Systems, LLC, as franchisor, and Mrs. Fields' Original Cookies, Inc., as franchisee

  •
  Trademark License Agreement, dated as of the Contribution Date, between Mrs. Fields Franchising, LLC, as licensor, and Mrs. Fields' Original Cookies, Inc. as licensee, pertaining to use of the Hot Sam trademarks

  •
  Trademark License Agreement, dated as of the Contribution Date, between Mrs. Fields Franchising, LLC, as licensor, and Mrs. Fields' Original Cookies, Inc. as licensee, pertaining to use of the Original Cookie Company trademarks

Schedule 1.3

Specified Transaction Agreements

        Unless otherwise specified, each of the agreements are dated as of the Contribution Date.

  •
  Assignment of lease for Corporate Headquarters from Mrs. Fields' Original Cookies, Inc., to Mrs. Fields Famous Brands, LLC, and related sublease between Mrs. Fields Famous Brands, LLC, as sublandlord, and Mrs. Fields' Original Cookies, Inc., as subtenant

  •
  Insurance Allocation Agreement among Mrs. Fields' Companies, Inc. and all of its subsidiaries, including Mrs. Fields Famous Brands, LLC

  •
  Benefits Allocation Agreement among Mrs. Fields' Original Cookies, Inc., Mrs. Fields Famous Brands, LLC and all of Mrs. Fields Famous Brands, LLC's subsidiaries

  •
  Warrant Assignment Agreement by and among Mrs. Fields' Original Cookies, Inc., as successor by merger to The Mrs. Fields' Brand, Inc., Mrs. Fields Famous Brands, LLC, and Nonni's Food Company, Inc.

  •
  Various Contract Assignment Agreements among Mrs. Fields' Original Cookies, Inc. as assignor, Mrs. Fields Famous Brands, LLC as assignee, and various third parties with consent rights, assigning all material contracts where consent is required related to the contribution of the Acquired Business to Mrs. Fields Famous Brands, LLC, including, without limitation:

  •
  Beverage Marketing Agreement and Beverage Agreement between Coca Cola and Mrs. Fields' Original Cookies, Inc.

  •
  Exclusive Supply Agreement between Coffee Bean Int'l and Mrs. Fields' Original Cookies, Inc.

  •
  Supply and Distribution Agreement between Dawn Foods and Mrs. Fields' Original Cookies, Inc.

  •
  Agreement between Icee-USA and Mrs. Fields' Original Cookies, Inc.

  •
  Blanket Contract Assignment Agreement between Mrs. Fields' Original Cookies, Inc., as assignor, and Mrs. Fields Famous Brands, LLC, as assignee, assigning all contracts where no consent is required related to the contribution of the Acquired Business to MFFB, including, without limitation:

  •
  Trademark License Agreements, such as Nonni's, Maxfields and Cornerstone;

  •
  Supply Agreement with Countryside;

  •
  Price Sheet with Pizza Blends for PT flour and Kroger Mfg for PM dough; and

  •
  Bintz Preferred Provider Agreement.

  •
  Severance Assumption Agreement among Mrs. Fields' Original Cookies, Inc., Mrs. Fields Famous Brands, Inc., Larry A. Hodges, and Mrs. Fields Famous Brands, LLC

  •
  United States Trademark Assignments and Global Trademark Assignments and Irrevocable Licenses between Mrs. Fields' Original Cookies, Inc. and certain of the Excluded Subsidiaries, as Assignors, and certain of the MFFB Subsidiaries, as Assignees

Exhibit A

[See attached.]

QuickLinks

CONTRIBUTION AGREEMENT